UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

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CROSSROADS SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CROSSROADS SYSTEMS, INC.
11000 N. MoPac Expressway

Austin, Texas 78759

March 22, 2012

Dear Fellow Stockholders,

From large enterprises and public sector organizations to small businesses and home technology users, IT is revolutionizing the way we connect, share and live our lives. Technology has become the backbone of science, medicine and education, and with that comes the growing need to be able to backup, archive and restore that information.

It is an exciting time to be in our industry and an exciting time to be at Crossroads. More than a year ago we committed to a growth strategy to be the first to market with a fully portable, on-line, all the time archive product leveraging the Linear Tape File System (LTFS) technology that we call StrongBox.

Backup, recovery and archive continues to be a major focus for companies who face a number of challenges in managing and protecting their data. Our StrongBox product addresses the archive market which we expect to grow in multiples for the foreseeable future.

Over the past year we have made great progress against that strategy. Crossroads today boasts its strongest-ever portfolio of solutions and intellectual property, including our StrongBox, ReadVerify (RVA) and SPHiNX products.

Fiscal Year 2011 Highlights

With the focus on the development and release of StrongBox, we ended fiscal year 2011 with over $10 million in cash and short-term investments. We believe this demonstrates the business driving greater operational efficiency and productivity.

Thanks to the Crossroads team and our commitment to strengthening our portfolio of offerings, in fiscal year 2011 we developed key solutions to address data archiving, disaster recovery and management needs. Additionally, these solutions deliver critical IT services for the cloud enabling customers to achieve more efficiencies in their business at a lower cost.

We continued to build out our intellectual property portfolio. While the ’972 is a very visible and profitable patent family, Crossroads has a large and growing patent portfolio. The strength of our company is not only our technology and engineering know-how, but also the intellectual property this know-how created.

Fiscal Year 2012 and Beyond

We exited fiscal year 2011 pleased with our progress, but with the knowledge that we have greater opportunities ahead. Our industry is changing at a never-before-seen pace, and we have been working with strategic and channel partners to bring StrongBox to market. The StrongBox program team, the engineers, program management, quality and test and our operations group, worked diligently and effectively to hit every milestone and then release the product on schedule on December 5, 2011.

We continue to focus on the marketing and sales of StrongBox. We have a very specific go-to-market strategy for StrongBox. When we looked at the various verticals, we established a set of criteria to focus our efforts on the best target verticals. Three commercial markets stand out meeting our criteria: media entertainment, medical imaging, and video surveillance. These three industries are generating large, rich content media and all are growing well over 50% year over year. Along with volume growth, the content itself is growing as resolutions expand.

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Crossroads Systems, Inc., which will be held at our corporate headquarters at 11000 N. MoPac Expressway, Austin, Texas 78759 on Wednesday, April 25, 2012, at 9:00 a.m. Central Daylight Time.

Information about the meeting, the nominees for election as directors and other action to be taken at the meeting is presented in the following Notice of Annual Meeting of Stockholders and Proxy Statement. Additional details of the business to be conducted at the Annual Meeting of Stockholders are given in the accompanying Proxy Statement. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

We hope that you will plan to attend the Annual Meeting. It is important that your shares be represented. Accordingly, please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card. If you decide to attend the Annual Meeting you will be able to vote in person, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Crossroads Systems, Inc. We sincerely desire your presence at the Annual Meeting, and we look forward to seeing you on April 25th.

Sincerely,

Robert C. Sims
President and Chief Executive Officer

Forward-Looking Statements

Statements that Crossroads Systems, Inc. may publish, including those in this announcement that are not strictly historical, are “forward-looking” statements made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This release may include forward-looking statements. The words “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar phrases as they relate to Crossroads are intended to identify such forward-looking statements. These statements reflect the current views and assumptions of Crossroads, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CROSSROADS SYSTEMS, INC.

11000 N. MoPac Expressway

Austin, Texas 78759

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 25, 2012

The 2012 Annual Meeting of Stockholders of Crossroads Systems, Inc. will be held on Wednesday, April 25, 2012, at 9:00 a.m., Central Daylight Time, at our corporate headquarters at 11000 N. MoPac Expressway, Austin, Texas 78759 and at any recess or adjournment thereof. At the Annual Meeting, we will ask our stockholders to:

(1)	Elect as directors the five nominees named in the accompanying proxy statement to serve until the 2013 Annual Meeting of Stockholders;

(2)	Ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2012; and

(3)	Transact any other business properly brought before the meeting or any adjournments to the meeting.

Only stockholders of record at the close of business on February 27, 2012 are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding common stock entitled to notice of, and to vote at, the meeting is required for a quorum to transact business.

By Order of the Board of Directors,

Robert C. Sims
President and Chief Executive Officer

Austin, Texas

March 22, 2012

IMPORTANT

Whether or not you attend the meeting in person, please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card. The proxy statement and annual report are also available for your review at www.crossroads.com.

CROSSROADS SYSTEMS, INC.

11000 N. MoPac Expressway

Austin, Texas 78759

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 25, 2012

General Information

The enclosed Proxy is solicited on behalf of the Board of Directors of Crossroads Systems, Inc., a Delaware corporation (“we,” “Crossroads” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Wednesday, April 25, 2012. The Annual Meeting will be held at 9:00 a.m. Central Daylight Time at our corporate headquarters at 11000 N. MoPac Expressway, Austin, Texas 78759. This proxy statement and accompanying proxy card and our 2011 Annual Report to Stockholders will be made available to our stockholders on or about March 22, 2012.

VOTING PROCEDURES

Who Can Vote. Only record holders of our common stock at the close of business on February 27, 2012, the record date, are entitled to vote. At the close of business on the record date, 11,019,487 shares of common stock, par value $0.001 per share, were issued and outstanding. Each share owned on the record date is entitled to one vote. Stockholders do not have the right to vote cumulatively in director elections.

Quorum. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding shares of common stock as of the record date are present in person or by proxy. Shares represented by a proxy marked “withhold” or “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum.

How to Vote. If your shares are held in a brokerage account, by a trustee or by another nominee (typically referred to as being held in “street name”), you may receive a separate voting instruction form with this proxy statement, or you may need to contact your broker, bank or other stockholder of record to determine whether you will be able to vote electronically via the Internet or by telephone.

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy without attending the Annual Meeting. You may vote by proxy in one of three convenient ways:

•	by mail: sign, date and return the proxy card in the enclosed prepaid envelope;
•	by Internet: visit the website shown on your proxy card and follow the instructions; or
•	by telephone: call the toll-free telephone number shown on your proxy card and follow the instructions.

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Vote Required to Adopt Proposals.

•	Proposal 1 Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting, either in person or by proxy. If you abstain from voting on this proposal, the abstention will not have an effect on the outcome of the vote. The nominees receiving the greatest number of votes at this meeting will be elected to our Board of Directors, even if they receive less than a majority of such shares.

•	Proposal 2 Ratification of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be required to ratify the selection of our independent registered public accounting firm at the Annual Meeting. If you abstain from voting on this proposal, your shares will be treated as shares present or represented and voting, so that your abstention will have the same effect as a vote against the proposal.

How Your Shares Will Be Voted if You do Not Provide Instructions to Your Broker. If your broker holds your shares in street name, your broker, as the registered holder, must vote your shares in accordance with your instructions. If you do not provide voting instructions, your broker has the discretion to vote those shares with respect to routine proposals but not with respect to non-routine proposals. Shares for which brokers do not receive instructions, sometimes called “broker non-votes,” will be counted as present for determining a quorum at the meeting. The proposal to ratify the selection of our independent public accounting firm is considered a routine proposal and broker non-votes will be included in determining the number of votes cast for this proposal. The proposal for the election of directors is considered a non-routine proposal and broker non-votes will not be included in determining the number of votes cast in this proposal.

What to do if You Wish to Change Your Voting Instructions. If you wish to change or revoke your voting instructions after you have submitted your proxy, you may do so at any time before the proxies are voted at the Annual Meeting by:

•	notifying the Secretary of the Company in writing at the address on the first page of this proxy statement that you wish to revoke your proxy;

•	delivering a subsequent proxy bearing a date after the date of the proxy being revoked and relating to the same shares; or

•	voting in person at the Annual Meeting if you are the stockholder of record. (If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.)

Please note that your attendance at the Annual Meeting will not, by itself, revoke your proxy.

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Householding of Proxy Materials. In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this practice, stockholders who have the same address and last name will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate paper copy of these materials, please contact our Secretary by mail at the address on the first page of this proxy statement, by telephone at (512) 349-0300 or by email at ir@crossroads.com, and we will promptly deliver a separate copy.

We Will Bear Solicitation Expenses. We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

How to Request a Copy of the Proxy Materials. For the 2012 Annual Meeting of Stockholders or any future Annual Meeting of Stockholders, if you would like to request a copy of the proxy materials, including the proxy statement and form of proxy and the Annual Report to Stockholders, please contact our Secretary by mail at the address on the first page of this proxy statement, by telephone (512) 349-0300 or by email at ir@crossroads.com, and we will promptly deliver a copy to you. You may also request a paper copy of the proxy materials at www.crossroads.com.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of five members, each of whom is elected annually. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the five persons listed below for election as directors. Those elected will serve until the 2013 Annual Meeting, until their successors are elected and qualify or until their earlier death or resignation.

Each nominee is a current director who was elected at the 2011 Annual Meeting. All nominees are independent pursuant to the listing requirements of The NASDAQ Stock Market, except for Mr. Sims. There are no family relationships among any of the directors and executive officers.

Each nominee has agreed to serve if elected. If a nominee becomes unavailable for election or cannot serve, an event that we do not expect, the Board of Directors may substitute another nominee or reduce the number of nominees. The enclosed proxy will be voted for such substitute, if any, as shall be designated by the Board of Directors.

Director Qualifications

The following paragraphs provide information as of the date of this proxy statement about each nominee. The information presented includes information each director has given us about his age, all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies of which he currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment. The following is information about each nominee:

Steven Ledger, 52, has served as a director since February 2010 and has served as Chairman of the Board since November 2011. Mr. Ledger founded and has been Managing Partner of Tamalpais Partners since 2002, and previously founded, and served as Managing Partner of eCompanies Venture Group from 1999 to 2002, where he managed an Internet focused, strategic venture capital fund with investors that included Sprint, Disney, EarthLink and Sun America. Prior to founding eCompanies Venture Group, Mr. Ledger served as Managing Partner and Portfolio Manager at San Francisco Investment Group and Kayne Anderson Investment Management. He began his career at Fidelity Management and Research as an Equity Research Analyst and Portfolio Manager. Mr. Ledger also serves on the board of directors of Acorn Energy, Inc., a Nasdaq Global Market-listed company. Mr. Ledger is a graduate of the University of Connecticut. We believe Mr. Ledger’s qualifications to serve on our board of directors include his extensive operational expertise combined with corporate finance and business development experience developed from 26 years of experience in the financial services industry.

Elliott Brackett, 47, has served as a director since September 2008. In 1988, Mr. Brackett purchased Lifetime Automotive Products from bankruptcy. Mr. Brackett has been Vice President of Exceptional Products, Inc., a direct response television marketing company, since its founding in 1992. Mr. Brackett is a co-founder of Encrypto Inc., is a key founder of NexQL, and currently serves as a consultant for SCA Promotions. Mr. Brackett holds a BBA from Southern Methodist University. We believe Mr. Brackett’s qualifications to serve on our board of directors include more than 20 years of experience in new product funding, marketing, acquisitions and turnarounds.

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Joseph J. Hartnett, 56, was appointed to our board of directors in March 2011. Mr. Hartnett served as President and Chief Executive Officer of Ingenient Technologies, Inc., an embedded multimedia IP licensing and software services company with world headquarters in Rolling Meadows, Illinois, from April 2008 through November 2010. He joined Ingenient as Chief Operating Officer in September 2007. Mr. Hartnett left Ingenient following the sale of the company and completion of post-sale activities. From May 2001 through October 2006, Mr. Hartnett served as President and Chief Executive Officer of U.S. Robotics Corporation, a global Internet communications product company headquartered in Schaumburg, Illinois. He joined U.S. Robotics as its Chief Financial Officer in June 2000. Prior to that, Mr. Hartnett was a partner with Grant Thornton LLP where he served for over 20 years in various leadership positions at the regional, national and international level. Mr. Hartnett is a CPA and holds a bachelor’s degree in Accounting from the University of Illinois at Chicago. Mr. Hartnett currently serves as a director of Sparton Corporation, a NYSE-listed company, Chairman of the Audit Committee, member of the Compensation Committee and past member of the Nominating and Corporate Governance Committee. He is a former director of both U.S. Robotics Corporation and Ingenient Technologies, Inc. Mr. Hartnett brings significant industry experience in the areas of international business, operations management, executive leadership, strategic planning and finance as well as extensive corporate governance, executive compensation and financial experience from his work on current and past boards of directors.

Don Pearce, 68, joined our board of directors in May 2009 and served as Chairman of the Board from May 2010 to November 2011. Mr. Pearce served as Vice President for the Texas division of Alliance Technology Group from April 2009 to January 2011. Mr. Pearce served as a Regional Sales Manager for Sun Microsystems from October 2005 until June 2008. Mr. Pearce founded and has been the owner of Pearce Advisory Services since June 2008. Beginning his career in systems and sales at IBM, Mr. Pearce was employed for more than 20 years at Amdahl Corp until January 2001. Mr. Pearce then held sales executive positions at Tarantella, StorageTek and Sun Microsystems. Mr. Pearce has served as a member of the Advisory Board for the Computer Science Engineering Department at Southern Methodist University since April 2002. Mr. Pearce holds a B.S. in mathematics from Southern Methodist University and an M.S. in mathematics from Louisiana State University, where he also taught Mathematics for two years. We believe Mr. Pearce’s qualifications to serve on our board of directors include his extensive experience and a global network of industry contacts from his career focused on sales. We believe that Mr. Pearce is a recognized leader in business management with a significant track record of delivering revenue generating strategies within the high-tech sector.

Robert C. Sims, 44, has served as our President and Chief Executive Officer since October 2003 and as a member of our Board of Directors since November 2003. From May 2002 to September 2003, Mr. Sims served as our Chief Operating Officer. From April 2001 to May 2002, Mr. Sims served as our Vice President of Engineering and Operations. From July 2000 to April 2001, Mr. Sims served as our Vice President of Operations and Corporate Quality. From March 1999 to July 2000, Mr. Sims served as our Director of Operations. Prior to joining us, from January 1998 to March 1999, Mr. Sims managed the advanced manufacturing and product test organizations at Kentek Corp. From 1990 to 1998, Mr. Sims served in various capacities at Exabyte, including manager of the manufacturing engineering and quality organizations for the high-end tape drive division. Mr. Sims received a B.S.E.E. from Colorado State University. We believe Mr. Sims’ qualifications to serve on our Board of Directors includes prior service to Crossroads as its President, Chief Executive Officer and Director, his more than twenty years of experience in the international data storage, management and protection industry with in-depth engineering expertise and his intimate knowledge of Crossroads are critical to the oversight of our strategic initiatives and the evaluation of our operational performance.

The Board of Directors unanimously recommends

a vote FOR each of the nominees.

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PROPOSAL 2

RATIFICATION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee appointed the firm of PMB Helin Donovan, LLP as our independent auditors for the fiscal year ending October 31, 2012. The Audit Committee is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required to ratify the selection of PMB Helin Donovan, LLP.

Stockholder ratification of the appointment of PMB Helin Donovan, LLP as our independent auditors is not required by our bylaws or other applicable legal requirements. However, the appointment of PMB Helin Donovan, LLP is being submitted to the stockholders for ratification. If the stockholders fail to ratify the appointment, our Audit Committee will reconsider its selection of PMB Helin Donovan, LLP, but will not be required to select another auditor. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if it believes that such a change would be in the best interests of Crossroads and our stockholders.

Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR the ratification of PMB HELIN DONOVAN, LLP as our independent registered public accounting firm for FISCAL YEAR 2012.

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Audit and Non-Audit Fees

All services rendered by our registered public accounting firm, PMB Helin Donovan, LLP, are pre-approved by the Audit Committee. PMB Helin Donovan, LLP has provided or is expected to provide services to us in the following categories and amounts:

	October 31,
	2010	2011
Audit fees(1)	$48,000	$55,000
Audit-related fees (2)	$-	$65,425
Tax fees (3)	$-	$-
All other fees (4)	$2,600	$3,725

(1)	Audit fees – These are fees for professional services performed by PMB Helin Donovan, LLP for the audit of our annual consolidated financial statements and review of interim financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.
(2)	Audit-related fees – These are fees for assurance and related services performed by PMB Helin Donovan, LLP that are reasonably related to the performance of the audit or review of our financial statements. For 2011, this amount primarily includes a review of our registration statement on Form S-1 filings and amendments.
(3)	Tax fees – These are fees for professional services performed by PMB Helin Donovan, LLP with respect to tax compliance, tax advice and tax planning. This includes preparation or review of original and amended tax returns for us and our consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from “Audit-Related” items.
(4)	All other fees – These are fees for other permissible work performed by PMB Helin Donovan, LLP that does not meet the above category descriptions.

Pre-Approval Policy

All audit and non-audit services, other than de minimus non-audit services, to be provided to us by our external advisors must be approved in advance by our Audit Committee.

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BOARD STRUCTURE, CORPORATE GOVERNANCE MATTERS

AND

DIRECTOR COMPENSATION

Board of Directors

Board Composition and Election of Directors

We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the management of our business and affairs. Our certificate of incorporation provides that the number of directors may be determined pursuant to our bylaws, which provide that such number may be determined from time to time by our Board of Directors. However, under our bylaws, the number of directors shall not be less than one. Our directors hold office until their successors have been elected and qualified or until their earlier death, resignation or removal. There are no family relationships among any of our directors or executive officers.

Independent Directors

Our Board of Directors is currently composed of five members. Messrs. Brackett, Ledger, Pearce, and Hartnett qualify as independent directors in accordance with the listing requirements of The Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Goverance Committee. Each committee operates under a charter approved by our Board of Directors. Copies of each committee’s charter are posted on the Corporate Governance section of our website, www.crossroads.com.

Audit Committee

The members of our Audit Committee are Messrs. Brackett, Hartnett and Pearce. Mr. Hartnett chairs the Audit Committee. Our Board of Directors has determined that Mr. Hartnett is an “audit committee financial expert” as defined in applicable SEC rules. Our Audit Committee’s responsibilities include:

•	appointing, compensating, retaining and overseeing the work of any public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services;
•	reviewing and discussing with management and the external auditors our audited financial statements;
•	considering the effectiveness of our internal control system;
•	reviewing management’s compliance with our code of business conduct;

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•	discussing with management our financial risk management policies;
•	establishing our policy regarding our hiring of employees or former employees of the external auditors and procedures for the receipt, retention and treatment of accounting related complaints and concerns;
•	meeting independently with our external auditors and management;
•	reviewing and approving related person transactions; and
•	preparing the Audit Committee report required by the proxy rules of the SEC.

All audit and non-audit services, other than de minimus non-audit services, to be provided to us by our external advisors must be approved in advance by our Audit Committee.

Compensation Committee

The members of our Compensation Committee are Messrs. Brackett, Hartnett and Pearce. Mr. Brackett chairs the Compensation Committee. Our Compensation Committee’s responsibilities include:

•	providing guidance and periodic monitoring for all of our corporate compensation;
•	considering the effectiveness of our employee equity programs;
•	administering our stock incentive plans with respect to our executive officers and employee Board members, including the adjustment of base salary each year;
•	implementing and administering our incentive compensation programs and the authorization of all awards under these incentive programs;
•	administering our employee benefit plans; and
•	approving all perquisites, equity incentive awards, special cash payments or loans made or paid to executive officers and employee Board members and assisting the Board of Directors in succession planning for executive officers.

The Compensation Committee meets with our Chief Executive Officer prior to the start of each fiscal year to discuss the incentive compensation programs to be in effect for such fiscal year. At the end of each fiscal year, the Compensation Committee meets to review the performance of executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 under those programs and award bonuses thereunder. At that time, the Compensation Committee may also adjust base salary levels for executive officers and employee Board members subject to the short-swing profit restrictions of Section 16 and review the overall performance of the Company’s employee benefit plans. The Compensation Committee also meets when necessary to administer our stock incentive plan.

The Compensation Committee has determined and reviewed the value and forms of compensation for our named executive officers and other officers based on the committee members’ knowledge and experience, competitive proxy and market compensation information and management recommendations. The Compensation Committee has not engaged a compensation consulting firm in fiscal 2011. The Compensation Committee does not delegate its authority to review, determine and recommend, as applicable, the forms and values of the various elements of compensation for executive officers and directors. The Compensation Committee does delegate to Company management the implementation and record-keeping functions related to the various elements of compensation it has approved.

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Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Brackett, Hartnett and Ledger. Mr. Ledger chairs the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include:

•	reviewing, developing and making recommendations to our board related to corporate governance guidelines and policies;
•	reviewing and making recommendations to our board regarding proposed changes to our certificate of incorporation and bylaws;
•	formulating and overseeing procedures to facilitate stockholder communications with our board;
•	reviewing governance related stockholder proposals and recommending board responses;
•	overseeing compliance by our board and its committees with applicable laws and regulations;
•	evaluating the effectiveness of the committee and reporting the results of this evaluation to our board;
•	overseeing risks relating to management and board succession planning, the independence of our board and potential conflicts of interest, and stockholder responses to our business practices;
•	overseeing our board evaluation process including conducting periodic evaluations of the performance of our board as a whole and each board committee and evaluating the performance of board members eligible for re election;
•	establishing criteria for the selection of new members to our board;
•	reviewing any stockholder nominations for directors and presenting to our board a list of individuals recommended for nomination for election to our board at the Annual Meeting of stockholders;
•	assisting our board in making a determination of each outside director’s “independence” in accordance with NASDAQ rules;
•	formulating and recommending to our board for adoption a policy regarding the consideration of nominees proposed by stockholders for election to our board, and adopting procedures regarding the submission of stockholder nomination requests;
•	reviewing the disclosure included in our proxy statement regarding our director nomination process;
•	monitoring the orientation and any continuing education programs for directors;
•	reviewing the composition of each board committee and presenting recommendations for committee memberships to our board as needed; and
•	reviewing the charter and composition of each board committee and making recommendations to our board for the creation of additional board committees or the change in mandate or dissolution of Board committees.

Directors’ Attendance at Meetings

During 2011, the Board of Directors and each of its committees held the following meetings and acted by unanimous written consent as follows:

•	the Board of Directors held four meetings and acted by unanimous written consent one time;
•	the Audit Committee held four meetings; and

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•	the Compensation Committee held four meetings and acted by unanimous written consent twelve times.

The Nominating and Corporate Governance Committee was established prior to the listing of our common stock on Nasdaq in September 2012 and began holding meetings after the end of fiscal 2011.  As a result, the committee did not meet during fiscal 2011.  Prior to the establishment of the committee, due to the relatively small size of our company and the resulting efficiency of a Board of Directors that also is limited in size, as well as the lack of turnover in our Board of Directors, the Board of Directors had determined that it was not necessary or appropriate at that time to establish a separate nominating committee.

In 2011, all directors attended 75% or more of meetings of the Board of Directors and committees on which they serve, and three out of five of our directors attended our 2011 Annual Meeting of Stockholders. While we do not have a formal policy requiring them to do so, we encourage our directors to attend the Annual Meeting and expect that they will.

Board Leadership Structure

The roles of Chairman and Chief Executive Officer are separate positions within the Company. Mr. Ledger serves as our Chairman and Mr. Sims serves as our Chief Executive Officer. We separate the roles of Chairman and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the Board of Directors. We do not have a lead independent director.

Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board of Directors regularly receives reports from senior management on areas of material risk to our Company, including our credit, liquidity, operational and legal and regulatory risks. Pursuant to its charter, the Audit Committee reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures, and it also meets periodically with management to discuss policies with respect to risk assessment and risk management. The Compensation Committee and the Nominating and Corporate Governance Committee also discuss risk assessment and risk management practices with management. The Compensation Committee oversees the management of risks relating to our executive and non-executive compensation plans and arrangements, and the Nominating and Corporate Governance Committee manages risks associated with general corporate governance, including the independence of the Board of Directors and potential conflicts of interest. While each committee oversees certain risks and the management of such risks, the entire Board of Directors is regularly informed through committee reports and management presentations about such risks.

Nominations for Directors

Director Qualifications

The full Board of Directors is responsible for selecting persons to fill vacancies on the Board of Directors and recommending candidates for election by the stockholders. The Board of Directors has delegated the process of considering candidates to the Nominating and Corporate Governance Committee. In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

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•	diversity of professional disciplines and backgrounds on our Board;
•	prominence, reputation and community involvement of the candidate;
•	the candidate’s ability to promote and enhance our reputation;
•	the candidate’s time and availability to devote to a directorship;
•	the candidate’s qualifications that compliment and enhance the overall core competencies of the Board;
•	the candidate’s experience with accounting rules and practices;
•	whether such person qualifies as an “audit committee financial expert” pursuant to SEC rules;
•	the candidate’s potential conflicts of interest;
•	independence of the candidate; and
•	the interests of all of our stockholders generally.

In assessing potential new directors, the Nominating and Corporate Governance Committee considers individuals from various disciplines and diverse backgrounds so that the Board of Directors has a broad diversity of experience, professions, skills and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Other than the foregoing, there are no specific, minimum qualifications that the Nominating and Corporate Governance Committee believes that a Committee-recommended nominee to the Board of Directors must possess, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests or the best interests of our stockholders. Our Board of Directors has no formal policy with regard to the consideration of diversity in identifying director nominees, but the Board of Directors believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, nation origin, sexual orientation, disability or any other basis proscribed by law.

In its deliberations, the Nominating and Corporate Governance Committee is aware that our Board must be comprised of a majority of “independent” directors, as such term is defined by the NASDAQ rules, and at least one director who qualifies as an "audit committee financial expert" as defined by SEC rules. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board.

Each nominee approved by the Nominating and Corporate Governance Committee for inclusion in our proxy card for the 2012 Annual Meeting is a director standing for re-election.

Stockholder Nominations

The Nominating and Corporate Governance Committee will evaluate any director candidates recommended by a stockholder according to the same criteria as a candidate identified by the Nominating and Corporate Governance Committee.

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Any stockholder entitled to vote in the election of directors at our Annual Meeting may nominate persons for election as directors of the Company at such meeting. Any stockholder who intends to nominate a director at our Annual Meeting must notify our Secretary in writing at the address set forth at the beginning of this proxy statement of such intent in a timely manner in accordance with our bylaws. In accordance with the advance notice provisions of our bylaws, to be timely, director nominations must be delivered to or mailed and received by the Secretary of the Company not later than the close of business on the 120th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting. However, in the event that the date of the Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company on or before the later of (i) 60 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made. The notice must include:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	as to the stockholder giving the notice:

•	the name and address, as they appear on the Company’s books, of such stockholder,
•	the class and number of shares of the Company which are beneficially owned by such stockholder,
•	any material interest of such stockholder, and
•	any other information that is required to be provided by such stockholder pursuant to the Exchange Act, as amended, in such stockholder’s capacity as a proponent of such stockholder nomination.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has at any time during the past year been an officer or employee of ours. None of our executive officers currently serves or in the past year has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our board or Compensation Committee.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our senior management and financial employees. A current copy of the code is posted on the Corporate Governance section of our website, www.crossroads.com.

Stockholder Communication with Our Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to our Secretary at our principal executive offices located at 11000 North MoPac Expressway, Austin, Texas 78759. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

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•	the name and address, as they appear on our books, of the stockholder sending such communication; and
•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take the appropriate legal action regarding such communication.

2011 Director Compensation

The following table sets forth the compensation awarded to, earned by, or paid to each person who served as a director during the year ended October 31, 2011, other than a director who also served as an executive officer.

Name and Principal Position	Fees Earned or in Cash ($)(1)	Option Awards ($)(1)(2)	Total ($)

Don Pearce	25,000	14,916	39,916

Elliott Brackett	25,000	14,916	39,916

Steven Ledger (3)	60,000	-	60,000

Joseph J. Harnett (4)	10,972	10,320	21,292

Alan B. Howe (5)	11,805	3,664	15,469

(1)	Beginning in the second quarter of fiscal 2010, Messrs. Pearce, Brackett and Howe receive quarterly payments of $6,250 in cash and $6,250 worth of options, based on the intrinsic value of our common stock on the last day of the quarter. As of December 1, 2009, Mr. Ledger receives $5,000 per month.
(2)	We granted options to purchase 1,563 shares of common stock on January 31, 2011 to each of Messrs. Pearce, Brackett, and Howe at a grant date fair value of $2.34 per share and an exercise price of $4.00. We granted options to purchase 1,133 shares of common stock on April 29, 2011 to each of Messrs. Pearce, Brackett, and 844 shares to Mr. Hartnett at a grant date fair value of $3.22 per share and an exercise price of $5.52. We granted options to purchase 868 shares of common stock on July 29, 2011 to each of Messrs. Pearce, Brackett, and Hartnett at a grant date fair value of $4.51 per share and an exercise price of $7.20. We granted options to purchase 1,230 shares of common stock on October 31, 2011 to each of Messrs. Pearce, Brackett, and Hartnett at a grant date fair value of $3.00 per share and an exercise price of $5.08. All options to the Board of Directors vest immediately and have a 10 year term from the date of grant.
(3)	We are party to a consulting agreement with Mr. Ledger pursuant to which he provides consulting services with respect to certain of our products. Under the terms of the agreement, Mr. Ledger receives $5,000 per month and reimbursement of expenses.
(4)	Mr. Hartnett was appointed to the Board of Directors on March 1, 2011.
(5)	Mr. Howe’s term as a director ended on April 20, 2011.

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Certain Relationships and Related Transactions

Since November 1, 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in “Executive Compensation,” and the transactions described or referred to below. The Audit Committee of our Board of Directors is responsible for reviewing and approving any related person transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s securities, to file reports of ownership and changes of ownership with the SEC and the NASDAQ Capital Market. Officers, directors and 10% stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

Based solely on review of copies of the forms received, the Company believes that, during the last fiscal year, all filings under Section 16(a) applicable to its officers, directors and 10% stockholders were timely other than a Form 3 to be filed by Thomas L. Wallace and Compass Global Fund, LTD and a Form 4 filed by each of Mssrs. Brackett, Bianchi, Cerf, Hartnett, Pearce and Sims and Ms. Crane.

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EXECUTIVE OFFICERS

Our executive officers and their ages as of March 9, 2012 are listed below. Information regarding Robert C. Sims, our President and Chief Executive Officer, is listed above under the heading “Election of Directors—Director Qualifications.”

Brian Bianchi, 45, has served as our Chief Operating Officer since January 2008. Mr. Bianchi served as our Vice President, Engineering Development from November 2004 to January 2008. From May 2002 to October 2004, Mr. Bianchi served as our Director of Development and Product Test. From April 1998 until April 2002, Mr. Bianchi served in various engineering capacities at Crossroads. Prior to joining us, from May 1996 to March 1998, Mr. Bianchi served as Technical Program Manager for Hewlett Packard. From June 1988 to April 1996, Mr. Bianchi served in various capacities at Convex Computer Corporation, including Networking & I/O Software Manager. Mr. Bianchi received a Bachelor of Arts in Computer Science from the University of Texas, Austin.

David Cerf, 46, has served as our Executive Vice President of Business and Corporate Development since April 2005. Prior to joining us in 2005, Mr. Cerf served as Vice President of Sales and Business Development at NexQL, a provider of advanced database acceleration technologies since 2002. Prior to NexQL, Mr. Cerf co-founded 360World, a national provider of video/imaging solutions. In 1988, as the Founder and Managing Director of the Dallas Business Incubator, Mr. Cerf was responsible for the development and funding of more than 50 new high-growth startup companies.

Jennifer Ray Crane, 40, has served as our Chief Financial Officer since November 2008. Ms. Crane joined Crossroads in 2003 as Financial Controller and currently leads the company’s financial and legal teams. Prior to joining us, Ms. Crane held senior positions at Deloitte&Touche LLP and PriceWaterhouse Coopers LLP. Jennifer is a Certified Public Accountant licensed in the state of Texas, an active member of the Financial Executive Institute (FEI) association as well as the American Institute of Certified Public Accountants (AICPA) and holds a Bachelor of Business Administration from the University of Texas at Austin.

Bernd R. Krieger, 58, has served as our General Manager, Europe since November 2008. With more than 30 years of experience in the data storage and backup industry, Mr. Krieger joined Crossroads in 2007 as the Head of European Sales. Previously, Mr. Krieger held general manager and CEO positions at several IT companies, with experience in sales and multi-country operations. Prior to joining Crossroads and after 2005, Mr. Krieger served as General Manager, Sales and Marketing at Data Global GmbH. Mr. Krieger also previously served as CEO of Entire Software AG, and Director of International Sales at Grau (ADIC). Mr. Krieger brings strong relationships with established partners and resellers throughout the IT industry, as well as Global 1000 companies.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of March 9, 2012 by:

•	each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding capital stock;
•	each of our executive officers;
•	each of our directors; and
•	all of our directors and executive officers as a group.

The following table lists the applicable percentage beneficial ownership based on 11,027,241 shares of common stock outstanding as of March 9, 2012. Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power or investment power with respect to the securities held. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 9, 2012 are deemed outstanding and beneficially owned by the person holding such options for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o Crossroads Systems, Inc., 11000 North Mo-Pac Expressway, Austin, Texas 78759.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent
5% Stockholders
Thomas L. Wallace	1,210,937	(1)	10.8%
Compass Global Fund, LTD	1,171,875	(1)	10.4%
ACT Capital Management, LLLP	806,937	(2)	7.3%
Strome Investment Management, LP	781,250	(3)	7.0%
Revelation Capital Management Ltd.	729,062	(4)	6.5%
James E. Besser	716,276	(5)	6.5%
Thomas B. Akin	699,876	(6)	6.3%
Manchester Management Company, LLC	674,276	(5)	6.1%

Executive Officers and Directors
Robert C. Sims	435,152	(7)	3.9%
Brian Bianchi	220,961	(8)	2.0%
David Cerf	191,288	(9)	1.7%
Jennifer Ray Crane	135,331	(10)	1.2%
Bernd R. Krieger	11,875	(11)	*
Don Pearce	77,083	(12)	*
Elliott Brackett	68,770	(13)	*
Joseph J. Hartnett	4,220	(14)	*
Steven Ledger	451,201	(15)	4.1%
A current directors and executive officers as a group (9 persons)	1,595,881	(16)	13.6%

 * Less than 1%.

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(1)	According to Schedule 13G filed November 17, 2011. Consists of (i) 937,500 shares (the “Fund Shares”) of common stock held by Compass Global Fund, LTD (“Fund”), (ii) warrants to purchase 234,375 shares (together with the Fund Shares, the “Fund Securities”) of common stock of the issuer held by Fund, (iii) 31,250 shares of common stock held by Thomas L. Wallace, and (iv) warrants to purchase 7,812 shares of common stock held by Mr. Wallace. Fund is a share class of Compass Global Management, LTD. Mr. Wallace, as a Director and Manager of Compass, shares voting and dispositive power over the shares held by Fund. Mr. Wallace disclaims beneficial ownership of the Fund Securities (except to the extent of any pecuniary interest therein). The address for Compass, Fund and Mr. Wallace is 795 Ridge Lake Blvd., Ste. 106, Memphis, Tennessee 38120.
(2)	According to Schedule 13G filed February 9, 2012. Consists of 757,875 shares of common stock and 49,062 shares of common stock issuable upon exercise of warrants. Amir L. Ecker and Carol G. Frankenfield are the General Partners of ACT Capital Management, LLLP. Investment decisions made on behalf of ACT Capital Management, LLLP are made primarily by its General Partners. The address for ACT Capital Management, LLLP is 2 Radnor Corporate Center, Suite 111, Radnor, Pennsylvania 19087.
(3)	According to Schedule 13G filed January 4, 2012. Consists of (a) 312,500 shares of common stock and 78,125 shares of common stock issuable upon exercise of warrants exercisable within 60 days of August 15, 2011 held by Strome Alpha Fund, LP, a Delaware limited partnership (“Fund”), and (b) 312,500 shares of common stock and 78,125 shares of common stock issuable upon exercise of warrants exercisable within 60 days of August 15, 2011 held by Strome Alpha Offshore LTD, a Cayman Islands limited partnership (“Offshore”). Strome Investment Management, LP, a California limited partnership (“Management”) has the power to vote and dispose of the shares held by Fund and Offshore. Craig Bere is the Chief Operating Officer of Management and Mark Strome is the Chairman and Chief Investment Officer of Management. The address for each of Management, Fund and Offshore is 100 Wilshire Blvd., #1750, Santa Monica, California 90401.
(4)	According to Schedule 13G/A filed February 14, 2012. Consists of 595,000 shares of our common stock and 164,062 shares of our common stock issuable upon the exercise of warrants. Revelation Special Situations Fund Ltd (the “Fund”) and the Fund’s investment manager, Revelation Capital Management Ltd (“Revelation”), share voting and dispositive power over the shares held directly by the Fund. Chris Kuchanny, as a principal of Revelation, shares voting and dispositive power over the shares reported by it. Each of Revelation and Mr. Kuchanny disclaims beneficial ownership of these securities (except to the extent of any pecuniary interest therein). The address for each of the Fund, Revelation and Mr. Kuchanny is Canon’s Court, 22 Victoria Street, Hamilton HM 11, Bermuda.
(5)	According to Schedule 13G/A, filed February 13, 2012. Includes 107,500 shares of our common stock over which Mr. Besser has sole voting and dispositive power and 674,276 shares of our common stock which are beneficially owned by both Mr. Besser and Manchester Management Company, LLC. Mr. Besser is the Managing Member of Manchester Management Company, LLC. The address for each of Mr. Besser and Manchester Management Company, LLC is c/o Manchester Management Company, LLC, 131 Charles Street, 1st Floor, Boston, Massachusetts 02114.
(6)	According to Schedule 13G/A filed February 14, 2012. Mr. Akin and Talkot Fund, L.P. beneficially own 699,876 shares of our common stock. Of such 699,876 shares of our common stock, Thomas B. Akin directly beneficially owns 293,963 shares of our common stock, and Talkot Fund, L.P. directly beneficially owns 405,913 shares of our common stock. Mr. Akin is the Managing General Partner of Talkot Fund, L.P. The address for each of Mr. Akin and Talkot Fund, L.P. is 2400 Bridgeway, Suite 300, Sausalito, California 94965.
(7)	Includes 270,058 shares of common stock issuable upon exercise of options.
(8)	Includes 115,399 shares of common stock issuable upon exercise of options.
(9)	Includes 95,837 shares of common stock issuable upon exercise of options.
(10)	Includes 80,666 shares of common stock issuable upon exercise of options.
(11)	Includes of 10,625 shares of common stock issuable upon exercise of options.
(12)	Includes 37,083 shares of common stock issuable upon exercise of options.
(13)	Includes 56,270 shares of common stock issuable upon exercise of options.
(14)	Consists of 4,220 shares of common stock issuable upon exercise of options.
(15)	Consists of 451,201 shares of common stock held by a partnership of which Mr. Ledger is a partner.
(16)	Includes 670,158 shares of common stock issuable upon exercise of options.

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EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Year 2011

The following table sets forth the total compensation awarded to, earned by, or paid to Mr. Sims, Mr. Cerf and Mr. Bianchi, who are referred to as our “named executive officers,” during the years ended October 31, 2010 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Other ($)(4)	Total ($)

Robert C. Sims	2010	275,000	127,584	57,670	134,297	4,800	599,351
President and Chief	2011	275,000	84,015	75,014	422,452	4,050	860,531
Executive Officer

David Cerf	2010	225,000	16,373	33,229	107,438	-	382,040
Executive Vice	2011	232,500	21,512	43,024	337,961		634,997
President of Business and Corporate Development

Brian Bianchi	2010	200,000	16,533	33,553	26,859	1,800	278,745
Chief Operating Officer	2011	215,000	22,343	44,687	84,490	2,550	369,070

(1)	On December 10, 2010, we awarded cash bonuses of $36,529, $21,512, and $22,343 to Messrs. Sims, Cerf, and Bianchi, respectively, reported in fiscal year 2011. On January 7, 2010, we awarded cash bonuses of $28,417, $16,373, and $16,533 to Messrs. Sims, Cerf, and Bianchi, respectively, reported in fiscal year 2010. Mr. Sims also receives a cash bonus of 1% of certain IP revenue, receiving an additional $99,167 and $47,486 categorized as bonus, during fiscal years of 2010 and 2011 respectively.
(2)	On January 25, 2011, we awarded 75,319 shares of common stock to Messr. Sims. On December 10, 2010, we awarded 44,355 and 46,069 shares of common stock to Messrs. Cerf, and Bianchi, respectively. On January 7, 2010, we awarded 45,834, 26,409, and 26,667 shares of common stock to Messrs. Sims, Cerf, and Bianchi, respectively. The dollar amounts in the table represent the total grant date fair value of the award in accordance with the authoritative guidance issued by the Financial Accounting Standards Board (“FASB”) on stock compensation based on the closing price of our common stock on the Pink Sheets on the date of grant.
(3)	We granted options to purchase 125,000, 100,000, and 25,000 shares of common stock on October 17, 2011 to Messrs. Sims, Cerf, and Bianchi, respectively, at a grant date fair value of $3.38 per share. We granted options to purchase 62,500, 50,000, and 12,500 shares of common stock on August 25, 2010 to Messrs. Sims, Cerf, and Bianchi, respectively, at a grant date fair value of $1.08 per share. These awards vest 25% on the one-year anniversary of the award, and 6.25% quarterly for the following three years. We also granted options to purchase 62,500, 50,000, and 15,500 shares of common stock on August 25, 2010 to Messrs. Sims, Cerf, and Bianchi, respectively, at a grant date fair value of $1.08 per share. These awards vest 50% on the first anniversary of the award, and 50% on the second anniversary of the awards.
(4)	We award cash bonuses through our Patent Award Program. Various levels of bonuses are awarded based on the stage a patent is in through the U.S. patent system. Cash patent bonus awards of $4,800 and $1,800 were awarded to Messr. Sims and Bianchi for fiscal year 2010. Cash patent bonus awards of $4,050 and $2,550 were awarded to Messrs. Sims and Bianchi, respectively during fiscal year 2011.

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Outstanding Equity Awards at Fiscal Year-End 2011

The following table sets forth information regarding unexercised options held by each of our named executive officers as of October 31, 2011.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Options Expiration Date
Robert C. Sims	25,000	(1)	-	6.20	5/31/2012
	5,469	(2)	-	4.56	2/12/2013
	7,032	(2)	-	4.56	2/12/2013
	3,907	(3)	-	7.48	8/21/2013
	8,594	(3)	-	7.48	8/21/2013
	14,602	(4)	-	9.72	9/30/2013
	16,649	(4)	-	9.72	9/30/2013
	42,749	(5)	-	5.32	10/19/2014
	19,752	(5)	-	5.32	10/19/2014
	36,000	(6)	-	3.52	3/31/2016
	66,867	(7)	-	4.48	1/31/2017
	15,625	(8)	46,875	1.56	8/25/2020
	-	(9)	62,500	1.56	8/25/2020
	-	(10)	125,000	4.75	10/17/2021

David Cerf	57,500	(11)	-	3.40	4/20/2015
	3,750	(6)	-	3.52	3/31/2016
	15,837	(7)	-	4.48	1/31/2017
	12,500	(8)	37,500	1.56	8/25/2020
	-	(9)	50,000	1.56	8/25/2020
	-	(10)	100,000	4.75	10/17/2021

Brian Bianchi	6,981	(1)	-	6.20	5/31/2012
	6,770	(1)	-	6.20	5/31/2012
	5,175	(3)	-	7.48	8/21/2013
	12,500	(12)	-	10.64	2/04/2014
	464	(13)	-	5.56	9/29/2014
	10,537	(13)	-	5.56	9/29/2014
	12,250	(14)	-	4.56	8/31/2015
	12,044	(6)	-	3.52	3/31/2016
	43,991	(7)	-	4.48	1/31/2017
	3,125	(8)	9,375	1.56	8/25/2020
	-	(9)	12,500	1.56	8/25/2020
	-	(10)	25,000	4.75	10/17/2021

(1)	This award was fully vested on May 31, 2004.
(2)	This award was fully vested on February 12, 2007.
(3)	This award was fully vested on August 21, 2007.
(4)	This award was fully vested on September 30, 2007.
(5)	This award was fully vested on October 19, 2008.
(6)	This award was fully vested on March 31, 2010.

(7)	Messrs. Sims, Cerf and Bianchi were awarded options to purchase 66,867, 15,837, and 43,991 shares of common stock, respectively, on January 31, 2007. These awards vest 25% on the one-year anniversary of the award, and 6.25% quarterly for the following three years. These awards are fully vested as of January 31, 2011.

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(8)	Messrs. Sims, Cerf and Bianchi were awarded options to purchase 62,500, 50,000, and 12,500 shares of common stock, respectively, on August 25, 2010. These awards vest 25% on the one-year anniversary of the award, and 6.25% quarterly for the following three years. These awards are fully vested as of August 25, 2014.
(9)	Messrs. Sims, Cerf and Bianchi were awarded options to purchase 62,500, 50,000, and 12,500 shares of common stock, respectively, on August 25, 2010. These awards vest 100% on the two-year anniversary of the award. These awards are fully vested as of August 25, 2012.
(10)	Messrs. Sims, Cerf and Bianchi were awarded options to purchase 125,000, 100,000, and 25,000 shares of common stock, respectively, on October 17, 2011. These awards vest 25% on the one-year anniversary of the award, and 6.25% quarterly for the following three years. These awards are fully vested as of October 17, 2015.
(11)	This award was fully vested on April 15, 2009.
(12)	This award was fully vested on February 4, 2008.
(13)	This award was fully vested on September 29, 2008.
(14)	This award was fully vested on August 31, 2009.

Employment Agreements and Severance Arrangements

Robert C. Sims Employment Agreement. We entered into an employment agreement with Robert C. Sims, our President and Chief Executive Officer, in October 2003. Mr. Sims’ employment is on an “at-will” basis and may be terminated at any time, upon written notice, with or without cause, at our option or Mr. Sims’ option, subject to the severance benefit program described below. Mr. Sims’ annual base salary is currently $275,000. Pursuant to the agreement, Mr. Sims is eligible to participate in our bonus plans and to receive such benefits as may be in effect from time to time and as afforded to other of our executives.

Severance Benefit Program. We have a severance benefit program for certain members of management, including Mr. Sims, Mr. Bianchi, and Mr. Cerf. Under the program, should the executive’s employment with us terminate by reason of an involuntary termination at any time, the executive will become entitled to receive the following severance benefits:

•	each outstanding option the executive holds at the time of the involuntary termination will immediately vest in full and become exercisable until the earlier of the expiration of the option term or the end of the twelve month period following the date of the involuntary termination. Any options not exercised prior to the expiration of the applicable post-service exercise period will lapse and cease to remain exercisable, which we refer to as the “severance period;”

•	the executive will be entitled to receive severance payments equal to his or her monthly rate of base salary for a period of twelve months, subject to his or her agreement not to provide any services, advice or assistance to any entity that provides products or services which are or may be competitive with those offered or proposed to be offered by us, solicit any of our customers, clients, suppliers, agents or other of our associated parties or solicit any of our employees or contractors to alter their relationship with us or accept employment or a consulting arrangement with any person other than us; and

•	we will, at our expense, continue to provide the executive and his or her eligible dependents with our paid portion of health care coverage under our medical/dental plan until the earlier of the expiration of that number of months equal to one-half of the severance period measured from the first day of the first month following the effective date of the involuntary termination or the first date that he or she is covered under another employer’s health benefit program which provides substantially the same level of benefits without exclusion for pre-existing medical conditions.

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The aggregate present value of the benefits to which the executive may become entitled at the time of the involuntary termination will in no event exceed in amount the dollar amount which yields the greatest after-tax amount of benefits after taking into account any excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, referred to as the Code, on the payments and benefits which are provided under the severance benefit program or any other compensation made to the executive in connection with a change in control and which qualifies as parachute payments within the meaning of Section 280G(b)(2) of the Code and the regulations issued thereunder.

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AUDIT COMMITTEE REPORT

Management is responsible for our system of internal controls over financial reporting and for preparing its financial statements. Our independent registered public accounting firm, PMB Helin Donovan, LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), and to issue a report thereon. The Audit Committee is responsible for overseeing management’s conduct of the financial reporting process and system of internal control.

During 2011, the Audit Committee met regularly and held many discussions with management and the independent registered public accounting firm. During these meetings and in meetings concerning our Annual Report on Form 10-K for the year ended October 31, 2011, the Audit Committee has:

•	reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K for the year ended October 31, 2011 with management and our independent registered public accounting firm;
•	received the written disclosures and communications from the independent registered public accounting firm that are required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence of the independent registered public accounting firm with such firm; and
•	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, or any successor rule.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company and its subsidiaries be included in the Annual Report on Form 10-K for the year ended October 31, 2011 for filing with the SEC.

The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not, however, ensure that our financial statements are presented in accordance with generally accepted accounting principles or that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board.

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

MEMBERS OF THE AUDIT COMMITTEE

Joseph J. Hartnett, Chairman

Elliott Brackett

Don Pearce

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STOCKHOLDER PROPOSALS

Stockholders who desire to present a proposal to be included in our proxy statement for our 2013 Annual Meeting must submit the proposal to the Company no later than November 23, 2012 and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Any such proposal must be sent in writing to the Secretary of the Company at 111000 N. MoPac Expressway, Austin, Texas 78759.

Stockholders who desire to present other business at our 2013 Annual Meeting without inclusion in our proxy statement for such meeting must notify our Secretary in writing at 11000 N. MoPac Expressway, Austin, Texas 78759 of such intent in a timely manner in accordance with our bylaws. To be timely, our bylaws require that proposals be delivered to or mailed and received by the Secretary of the Company not later than the close of business on November 23, 2012. However, in the event that the date of the Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the Company on or before the later of (i) 60 days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made. The notice must also describe the stockholder proposal in reasonable detail and provide certain other information required by our bylaws. A copy of our bylaws is available upon request from our Secretary. If a stockholder desires to nominate a candidate for the Board of Directors, such nomination must be made in accordance with the procedures set forth under “Board Structure, Corporate Governance Matters and Director Compensation—Director Nominations—Stockholder Nominations.”

OTHER MATTERS

Management knows of no other matters to be brought before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted by the proxy holders as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

* * * *

It is important that you vote promptly to avoid unnecessary expense to the Company. Please vote by telephone or Internet, or, if you receive a paper copy of the proxy materials, please sign, date and promptly mail the enclosed proxy card or use the telephone or Internet voting procedures described on the proxy card.

By Order of the Board of Directors,

Robert C. Sims
President and Chief Executive Officer

March 22, 2012

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CROSSROADS SYSTEMS, INC. 11000 N. Mopac Austin, TX 78759 ATTN: Jennifer Crane

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

	For	Withhold	For All	To withhold authority to vote for any
	All	All	Except	individual nominee(s), mark “For All
The Board of Directors recommends you vote				Except” and write the number(s) of the
FOR the following:				nominee(s) on the line below.

1. Election of Directors	☐	☐	☐
Nominees

01 Don Pearce	02 Elliott Brackett	03 Joseph Hartnett	04 Steven Ledger	05 Robert Sims

The Board of Directors recommends you vote FOR proposal 2.	For	Against	Abstain

2. To ratify the appointment of PMB Helin Donovan, LLP as Independent Auditors for Crossroads for the Fiscal Year Ending October 31, 2012.	☐	☐	☐

NOTE: In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR the directors listed above and a vote FOR the listed proposals. This Proxy, when properly executed, will be voted as specified hereon. If no specification is made, this Proxy will be voted “FOR” the election of the directors listed above and "FOR" the listed proposals.

For address change/comments, mark here.			☐
No
(see reverse for instructions)

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are
available at www.proxyvote.com.

CROSSROADS SYSTEMS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD

OF DIRECTORS OF CROSSROADS SYSTEMS, INC.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting”) of Crossroads Systems, Inc., a Delaware corporation (“Crossroads”), and the related Proxy Statement dated March 22, 2012, and appoints Jennifer Crane the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Crossroads which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting to be held April 25, 2012 at the corporate headquarters of Crossroads at 11000 N. MoPac Expressway, Austin, Texas at 9:00 a.m. Central Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the Annual Meeting. The shares represented by this Proxy shall be voted in the manner set forth hereon.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

    Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side